                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-06105

                   Oppenheimer Quest International Value Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: November 30

                      Date of reporting period: 02/28/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

                                                       Shares           Value
                                                    -----------     ------------
COMMON STOCKS--96.6%
CONSUMER DISCRETIONARY--23.6%
AUTOMOBILES--5.9%
Bayerische Motoren Werke (BMW) AG, Preference           392,165     $ 12,009,519
Hyundai Motor Co. Ltd., Preference                      425,290       15,253,094
Toyota Motor Corp.                                      159,103        5,963,341
                                                                    ------------
                                                                      33,225,954
HOTELS, RESTAURANTS & LEISURE--1.8%
Emperor Entertainment Hotel Ltd.                     44,575,693        6,259,542
Enterprise Inns plc(1)                                2,379,155        3,682,172
                                                                    ------------
                                                                       9,941,714
HOUSEHOLD DURABLES--4.7%
Barratt Developments plc(1)                           3,395,984        5,892,821
First Juken Co. Ltd.(2)                               1,259,800        8,280,975
Haseko Corp.(1)                                      12,719,049       12,454,919
                                                                    ------------
                                                                      26,628,715
LEISURE EQUIPMENT & PRODUCTS--0.7%
Sega Sammy Holdings, Inc.                               342,989        4,235,004
                                                                    ------------
MEDIA--5.2%
British Sky Broadcasting Group plc                      524,443        4,350,233
Jupiter Telecommunications Co. Ltd.                       6,314        7,405,243
Societe Television Francaise 1                          592,193        9,494,925
Vivendi SA                                              205,606        5,179,345
Yell Group plc(1)                                     5,273,835        3,183,665
                                                                    ------------
                                                                      29,613,411
SPECIALTY RETAIL--2.9%
Aoyama Trading Co.                                      319,853        5,230,980
Dickson Concepts International Ltd.                  13,644,301        7,277,289
Otsuka Kagu Ltd.                                        459,540        3,931,008
                                                                    ------------
                                                                      16,439,277
TEXTILES, APPAREL & LUXURY GOODS--2.4%
Aksa Akrilik Kimya Sanayii AS(1)                      1,377,119        1,994,663
Asics Corp.                                             640,760        6,014,901
Christian Dior SA                                        58,720        5,753,664
                                                                    ------------
                                                                      13,763,228
CONSUMER STAPLES--8.0%
FOOD & STAPLES RETAILING--1.8%
Tesco plc                                             1,566,299       10,023,721
                                                                    ------------
FOOD PRODUCTS--4.7%
Chaoda Modern Agriculture (Holdings) Ltd.             6,961,000        7,533,016
Nestle SA                                               333,010       16,569,127
Premier Foods plc(1)                                  4,968,500        2,628,876
                                                                    ------------
                                                                      26,731,019
PERSONAL PRODUCTS--1.5%
Coreana Cosmetics Co. Ltd.(1,2)                       5,312,071        4,465,272
Pacific Corp.                                            39,745        4,060,507
                                                                    ------------
                                                                       8,525,779


                 1 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

                                                       Shares           Value
                                                    -----------     ------------
ENERGY--9.5%
ENERGY EQUIPMENT & SERVICES--3.3%
Master Marine AS(1,3)                                 6,115,700     $    641,666
Petroleum Geo-Services ASA(1)                           361,880        4,583,822
Seabird Exploration Ltd.(1)                           1,822,678        1,480,548
Shinko Plantech Co. Ltd.                              1,199,900       11,857,867
                                                                    ------------
                                                                      18,563,903
OIL, GAS & CONSUMABLE FUELS--6.2%
Eni SpA                                                 426,881        9,631,561
Esso (Thailand) Public Co. Ltd.                      28,037,800        5,469,343
Tatneft, Preference                                   3,669,062       10,100,798
Total SA                                                139,694        7,795,017
Tupras-Turkiye Petrol Rafinerileri AS                   114,300        2,069,447
                                                                    ------------
                                                                      35,066,166
FINANCIALS--15.3%
CAPITAL MARKETS--0.5%
Ichiyoshi Securities Co. Ltd.                           412,388        2,733,936
                                                                    ------------
COMMERCIAL BANKS--2.6%
Anglo Irish Bank Corp. plc(1,3)                         563,278            7,670
Bank of Ireland(1)                                      463,754          635,044
Credit Agricole SA                                      438,427        6,519,094
National Bank of Greece SA(1)                           224,631        4,278,398
Sumitomo Mitsui Financial Group, Inc.                   103,500        3,327,098
                                                                    ------------
                                                                      14,767,304
CONSUMER FINANCE--1.2%
International Personal Finance plc                    2,195,793        6,679,587
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--0.7%
RHJ International Ltd.(1)                               475,733        3,932,052
                                                                    ------------
INSURANCE--6.8%
Aegon NV(1)                                           1,207,822        7,638,180
Fondiaria-Sai SpA                                     1,405,499       14,286,561
Swiss Reinsurance Co.                                   296,697       13,334,448
Zurich Financial Services AG                             13,619        3,283,520
                                                                    ------------
                                                                      38,542,709
REAL ESTATE INVESTMENT TRUSTS--2.4%
DA Office Investment Corp.                                  776        1,620,215
Invincible Investment, Inc.                              14,882        2,646,582
Japan Hotel & Resort, Inc.                                1,076        1,576,850
Japan Office Investment Corp.                             1,998        1,938,518
Japan Rental Housing Investments, Inc.                    1,212        1,761,148
Japan Single-Residence REIT                               1,687        1,763,997
Nippon Commercial Investment Corp.                          599          755,787
Prospect Residential Investment Corp.                     2,263        1,859,407
                                                                    ------------
                                                                      13,922,504
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.1%
Eurocastle Investment Ltd.(1)                           455,853          211,043
Shanghai Forte Land Co. Ltd.                         22,763,281        6,217,112
                                                                    ------------
                                                                       6,428,155


                 2 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

                                                       Shares           Value
                                                    -----------     ------------
HEALTH CARE--4.4%
HEALTH CARE PROVIDERS & SERVICES--1.1%
Medipal Holdings Corp.                                  518,368     $  6,132,081
                                                                    ------------
PHARMACEUTICALS--3.3%
Alapis Holding Industrial & Commercial SA             3,209,200        1,922,723
GlaxoSmithKline plc                                     213,570        3,953,432
Sanofi-Aventis SA                                       175,074       12,806,339
                                                                    ------------
                                                                      18,682,494
INDUSTRIALS--14.6%
AEROSPACE & DEFENSE--2.3%
BAE Systems plc                                         597,170        3,408,263
Safran SA                                               414,305        9,748,353
                                                                    ------------
                                                                      13,156,616
AIRLINES--5.2%
Deutsche Lufthansa AG                                   608,951        9,087,831
Jazz Air Income Fund                                  2,554,992       10,077,188
Turk Hava Yollari Anonim Ortakligi                    3,134,590        9,931,776
                                                                    ------------
                                                                      29,096,795
COMMERCIAL SERVICES & SUPPLIES--1.9%
Sperian Protection                                      167,791       10,818,224
                                                                    ------------
CONSTRUCTION & ENGINEERING--1.3%
Joongang Construction Co. Ltd.(1,2)                     541,827        1,901,229
Vinci SA                                                104,709        5,482,109
                                                                    ------------
                                                                       7,383,338
MACHINERY--1.2%
Hyundai Mipo Dockyard Co. Ltd.                           59,104        6,624,295
MARINE--1.7%
Shun Tak Holdings Ltd.                               18,293,000        9,756,707
                                                                    ------------
PROFESSIONAL SERVICES--0.4%
Assystem                                                189,963        2,431,444
ROAD & RAIL--0.5%
Northgate plc(1)                                        989,544        2,883,441
TRANSPORTATION INFRASTRUCTURE--0.1%
Master Marine AS, Legend Shares(1,3)                  3,878,400          406,926
INFORMATION TECHNOLOGY--8.4%
COMMUNICATIONS EQUIPMENT--1.2%
Nokia OYJ                                               504,069        6,791,616
                                                                    ------------
COMPUTERS & PERIPHERALS--3.7%
FUJITSU Ltd.                                            680,597        4,420,108
Gemalto NV(1)                                           106,767        4,376,662
Japan Digital Laboratory Co. Ltd.                     1,020,521       10,958,152
Wincor Nixdorf AG                                        15,421        1,041,505
                                                                    ------------
                                                                      20,796,427
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
A&D Co. Ltd.(1,2)                                     1,202,316        4,492,869
                                                                    ------------
IT SERVICES--1.4%
Alten SA(1)                                             197,770        5,365,696


                 3 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

                                                       Shares           Value
                                                    -----------     ------------
IT SERVICES CONTINUED
Altran Technologies SA(1)                               519,780     $  2,431,868
                                                                    ------------
                                                                       7,797,564
OFFICE ELECTRONICS--1.3%
Canon, Inc.(4)                                          180,746        7,517,097
                                                                    ------------
MATERIALS--3.9%
CHEMICALS--1.7%
Arkema                                                  122,297        4,136,516
Ohara, Inc.                                             354,700        5,641,185
                                                                    ------------
                                                                       9,777,701
METALS & MINING--2.2%
ArcelorMittal(5)                                        198,058        7,543,140
Hindalco Industries Ltd.                              1,423,200        5,020,789
                                                                    ------------
                                                                      12,563,929
TELECOMMUNICATION SERVICES--7.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.2%
France Telecom SA                                       470,211       11,028,574
Telecom Italia SpA                                   11,940,610       12,682,020
                                                                    ------------
                                                                      23,710,594
WIRELESS TELECOMMUNICATION SERVICES--2.8%
KDDI Corp.                                                1,822        9,720,615
Vodafone Group plc                                    2,778,741        5,993,305
                                                                    ------------
                                                                      15,713,920
UTILITIES--1.9%
ELECTRIC UTILITIES--1.9%
Okinawa Electric Power Co. (The)                        112,987        6,244,203
RusHydro(1)                                         106,801,910        4,581,802
                                                                    ------------
                                                                      10,826,005
                                                                    ------------
Total Common Stocks (Cost $553,928,720)                              547,124,221

                                                     Principal
                                                       Amount
                                                    -----------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Altran Technologies SA, 6.72% Cv. Sr. Unsec.
   Nts., 1/1/15 (Cost $856,933)                         572,816 EUR      807,697
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.1%
Cattles plc, 7.875% Nts., 1/17/14(3,6)
   (Cost $1,852,080)                                  5,129,000 GBP      508,348
STRUCTURED SECURITIES--0.5%
Morgan Stanley & Co. International plc, Ryanair
   Holdings plc Equity-Linked Nts.
   (Cost $3,041,180)                                    616,000        2,943,856

                                                       Shares
                                                    -----------
INVESTMENT COMPANY--1.8%
Oppenheimer Institutional Money Market Fund,
   Cl. E, 0.18%(2,7) (Cost $10,023,187)              10,023,187       10,023,187


                 4 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

                                                       Shares           Value
                                                    -----------     ------------
TOTAL INVESTMENTS, AT VALUE (EXCLUDING
   INVESTMENTS PURCHASED WITH CASH
   COLLATERAL FROM SECURITIES LOANED)
     (COST $569,702,100)                                            $561,407,309
                                                                    ------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
   SECURITIES LOANED--1.4%(8)
OFI Liquid Assets Fund, LLC, 0.23%(2,7)
   (Cost $7,702,800)                                  7,702,800        7,702,800
                                                                    ------------
TOTAL INVESTMENTS, AT VALUE (COST $577,404,900)           100.5%     569,110,109
LIABILITIES IN EXCESS OF OTHER ASSETS                      (0.5)      (2,580,843)
                                                    -----------     ------------
NET ASSETS                                                100.0%    $566,529,266
                                                    ===========     ============

Footnotes to Statement of Investments

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR   Euro
GBP   British Pound Sterling

(1.) Non-income producing security.

(2.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                           SHARES                                 SHARES
                                          NOVEMBER       GROSS        GROSS      FEBRUARY
                                          30, 2009     ADDITIONS   REDUCTIONS    28, 2010
                                         ----------   ----------   ----------   ----------
A&D Co. Ltd.                              1,182,316       20,000           --    1,202,316
Coreana Cosmetics Co. Ltd.                5,312,071           --           --    5,312,071
First Juken Co. Ltd.                      1,282,200           --       22,400    1,259,800
Joongang Construction Co. Ltd.              541,827           --           --      541,827
OFI Liquid Assets Fund, LLC              14,280,920   15,917,120   22,495,240    7,702,800
Oppenheimer Institutional Money Market
   Fund, Cl. E                           15,036,598   62,458,666   67,472,077   10,023,187

                                                                   REALIZED
                                            VALUE        INCOME      LOSS
                                         -----------   ---------   --------
A&D Co. Ltd.                             $ 4,492,869   $    --      $    --
Coreana Cosmetics Co. Ltd.                 4,465,272        --           --
First Juken Co. Ltd.                       8,280,975        --       71,024
Joongang Construction Co. Ltd.             1,901,229        --           --
OFI Liquid Assets Fund, LLC                7,702,800    16,741(a)        --
Oppenheimer Institutional Money Market
   Fund, Cl. E                            10,023,187     7,738           --
                                         -----------   -------      -------
                                         $36,866,332   $24,479      $71,024
                                         ===========   =======      =======

(a.) Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.

(3.) Illiquid security. The aggregate value of illiquid securities as of February 28, 2010 was $1,564,610, which represents 0.28% of the Fund's net assets. See accompanying Notes.

(4.) A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See accompanying Notes.

(5.) Partial or fully-loaned security. See accompanying Notes.

(6.) Issue is in default. See Note accompanying Notes.

(7.) Rate shown is the 7-day yield as of February 28, 2010.

(8.) The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See accompanying Notes.


                 5 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of February 28, 2010 based on valuation input level:

                                                            LEVEL 2--
                                              LEVEL 1--       OTHER        LEVEL 3--
                                             UNADJUSTED    SIGNIFICANT    SIGNIFICANT
                                               QUOTED       OBSERVABLE   UNOBSERVABLE
                                               PRICES         INPUTS        INPUTS          VALUE
                                            ------------   -----------   ------------   ------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $133,847,303   $        --    $       --    $133,847,303
   Consumer Staples                           45,280,519            --            --      45,280,519
   Energy                                     42,887,605    10,100,798       641,666      53,630,069
   Financials                                 74,446,955    12,551,622         7,670      87,006,247
   Health Care                                24,814,575            --            --      24,814,575
   Industrials                                82,150,860            --       406,926      82,557,786
   Information Technology                     47,395,573            --            --      47,395,573
   Materials                                  22,341,630            --            --      22,341,630
   Telecommunication Services                 39,424,514            --            --      39,424,514
   Utilities                                  10,826,005            --            --      10,826,005
Convertible Corporate Bonds and Notes                 --       807,697            --         807,697
Non-Convertible Corporate Bonds and Notes             --       508,348            --         508,348
Structured Securities                                 --     2,943,856            --       2,943,856
Investment Company                            10,023,187            --            --      10,023,187
Investments Purchased with Cash
Collateral from Securities Loaned              7,702,800            --            --       7,702,800
                                            ------------   -----------    ----------    ------------
Total Investments, at Value                  541,141,526    26,912,321     1,056,262     569,110,109
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                   --     1,828,606            --       1,828,606
                                            ------------   -----------    ----------    ------------
Total Assets                                $541,141,526   $28,740,927    $1,056,262    $570,938,715
                                            ------------   -----------    ----------    ------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts         $         --   $  (732,469)   $       --    $   (732,469)
                                            ------------   -----------    ----------    ------------
Total Liabilities                           $         --   $  (732,469)   $       --    $   (732,469)
                                            ------------   -----------    ----------    ------------


                 6 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF FEBRUARY 28, 2010 ARE AS FOLLOWS:

                                              CONTRACT
                                               AMOUNT        EXPIRATION                UNREALIZED    UNREALIZED
COUNTERPARTY/CONTRACT DESCRIPTION  BUY/SELL   (000'S)           DATE        VALUE     APPRECIATION  DEPRECIATION
---------------------------------  --------  ---------       ----------  -----------  ------------  ------------
BARCLAY'S CAPITAL:
Euro (EUR)                           Sell       19,088 EUR     3/18/10   $25,990,436   $1,828,606     $     --
Japanese Yen (JPY)                   Sell    8,224,500 JPY     3/18/10    92,579,117           --      732,469
                                                                                       ----------     --------
Total unrealized appreciation and
   depreciation                                                                        $1,828,606     $732,469
                                                                                       ==========     ========

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

Geographic Holdings            Value      Percent
-------------------        ------------   -------
Japan                      $140,484,086     24.6%
France                      104,175,527     18.3
United Kingdom               53,187,864      9.3
Italy                        36,600,142      6.4
Switzerland                  33,187,095      5.8
Korea, Republic of South     32,304,397      5.7
Germany                      22,138,855      3.9
United States                17,725,987      3.1
Russia                       14,682,600      2.6
Turkey                       13,995,886      2.5
Bermuda                      13,536,831      2.4
Canada                       10,077,188      1.8
Hong Kong                     9,756,707      1.7
The Netherlands               7,849,223      1.4
Luxembourg                    7,543,140      1.3
Cayman Islands                7,533,016      1.3
Norway                        7,112,962      1.3
Finland                       6,791,616      1.2
China                         6,217,112      1.1
Greece                        6,201,121      1.1
Thailand                      5,469,343      1.0
India                         5,020,789      0.9
Belgium                       3,932,052      0.7
Ireland                       3,586,570      0.6
                           ------------    -----
Total                      $569,110,109    100.0%
                           ============    =====


                 7 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event.


                 8 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of February 28, 2010 is as follows:

Cost                                $1,852,080
Market Value                        $  508,348
Market Value as a % of Net Assets         0.09%

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

INVESTMENT IN OFI LIQUID ASSETS FUND, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund's investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As of February 28, 2010, there were no restrictions on the Fund's ability to withdraw investments from LAF at will. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ


                 9 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of February 28, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform


                10 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

     would be $1,828,606, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern certain positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

ILLIQUID SECURITIES

As of February 28, 2010, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute


                11 | Oppenheimer Quest International Value Fund

Oppenheimer Quest International Value Fund

STATEMENT OF INVESTMENTS February 28, 2010 / Unaudited

payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of February 28, 2010, the Fund had on loan securities valued at $7,481,467. Collateral of $7,702,800 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.

FEDERAL TAX. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $ 617,370,089
Federal tax cost of other investments       2,011,964
                                        -------------
Total federal tax cost                  $ 619,382,053
                                        =============
Gross unrealized appreciation           $  88,644,256
Gross unrealized depreciation            (136,999,546)
                                        -------------
Net unrealized depreciation             $ (48,355,290)
                                        =============


                12 | Oppenheimer Quest International Value Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 02/28/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest International Value Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
William F. Glavin, Jr.
Principal Executive Officer

Date: 04/07/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
William F. Glavin, Jr.
Principal Executive Officer

Date: 04/07/2010


By: /s/ Brian W. Wixted
    ---------------------------------
Brian W. Wixted
Principal Financial Officer

Date: 04/07/2010